UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2016

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

5.02      Officers; Compensatory Arrangements of Certain Officers.

On   July  11,   2016,   the   Board   of   Directors   of   iGambit   Inc.,     a   Delaware   corporation   (the

“Company”,  to  which  we  sometimes  refer  as  “we”,  “us”  or  “our”),  appointed  Rory  T.  Welch  as  our

President  and  Chief Executive  Officer,  to  replace  our  current  President  and  Chief Executive  Officer  John

Salerno.  Mr. Salerno will remain in the role of Chairman of our Board of Directors.

As  previously  reported  on  Form  8-K  dated  November  10,  2016,  Rory  T.  Welch,  holds  the

position  of  President  and CEO  of our  Subsidiary Wala,  Inc.  d/b/a  ArcMail  Technologies.   Mr.  Welch  has

diverse  management  experience  in  growing  international  businesses  across  multiple  industries,  Rory

Welch  is  ushering  ArcMail  into  the  next  phase  of  the  Company’s  lifecycle  with  emphasis  on  expanding global  sales,  marketing  and  distribution  strategies.  A  senior  executive  with  more  than  20  years  of experience in strategy, supply chain, sourcing, distribution, logistics, marketing and sales management, he has success in expanding profits through both revenue growth and cost savings.

Prior   to   joining  ArcMail,   he   managed   his   own   consulting  firm,   and  then   before   that   held

leadership  positions  at  Movado  Group,  Inc.,  including  COO  for  the  boutique  division  and  Senior  Vice

President  of  wholesale  operations.  Earlier  in  his  career,  Welch  served  as  VP  of  strategic  planning  and analysis  at  Arrow  Electronics,  where  he  was  responsible  for  building  performance  models  across  all aspects of  the organization. While  at Arrow,  Welch also  held  positions  as  VP of product  management  for

Asia-Pacific,  with  responsibility  for  overseeing  all  aspects  of  product  management  for  the  $1  billion division;  as  well  as  general  manager  of  aerospace/military program accounts;  product  manager;  and  asset and logistics manager.

A  graduate  of  Indiana  University’s  Kelley School  of  Business  with  a  master’s  degree  in  business administration, Welch holds a bachelor’s degree in economics from Furman University.

John  Salerno  has  been  the  Chairman  of  our  Board  of  Directors  and  served  as  our  President  and

Chief  Executive  officer  since  our  inception  in  2000.   Mr.  Salerno’s  industry  experience  spans  more  than

50  years,  and  his  ownership  stake  in  our  company  closely  aligns  his  interests  with  those  of  our  other stockholders.

The will be no changes to the current compensation for the officers discussed above.

A   copy  of   the   press   release   issued   in   connection   with   the   announcement   of   Mr.   Welch’s

appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)     Exhibits

The following Exhibits are filed as part of this Report:

99.1     Press Release of iGambit Inc. dated July 11, 2016.

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  Registrant  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 11, 2016

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer